497(e)
                                                                      333-137206

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AXA Equitable Life Insurance Company

SUPPLEMENT DATED MARCH 5, 2007 TO THE MARCH 5, 2007 PROSPECTUS FOR STYLUS(SM) VARIABLE ANNUITY
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This Supplement modifies certain information in the above-referenced
Prospectus, dated March 5, 2007. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your prospectus.

(1) In "Charges and expenses," under "Guaranteed minimum death benefit charge," under "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85," the last sentence is deleted in its entirety and replaced with the following sentence:

     The charge is equal to 0.65% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.












                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

                                                                          x01616